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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of TRC Companies, Inc., a Delaware corporation (the "Company"), on Form 10-Q/A for the quarterly period ended March 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, John. W. Hohener, Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/   JOHN W. HOHENER
------------------------------
      John W. Hohener
   Chief Financial Officer
     September 27, 2002


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